UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2019

Cole Office & Industrial REIT (CCIT II), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55436	46-2218486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01	Regulation FD Disclosure.
Attached to this Form 8-K as Exhibit 99.1 is a copy of a letter from Cole Office & Industrial REIT (CCIT II), Inc. (the “Company”) to its stockholders. Mailing of the letter to the Company’s stockholders will begin on or about December 23, 2019, and the letter is incorporated in its entirety into this Item 7.01.
The information in this report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Events.

Special Distribution
On December 23, 2019, the Company’s board of directors (the “Board”) authorized the declaration of a distribution of $1.03 per share (the “Distribution”) on the Company’s Class A common stock (“Class A Shares”) and Class T common stock (“Class T Shares”) to the stockholders of record of the Class A Shares and Class T Shares as of the close of business on December 30, 2019 (the “Record Date”). The Distribution will be paid on or about January 15, 2020 to all stockholders of record as of the Record Date. The Distribution will be designated by the Company as a special distribution, which represents a portion of the proceeds from the sale of 18 industrial properties on April 9, 2019, as disclosed by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 10, 2019. The designation of the Distribution as a special distribution will not impact the tax treatment of the distribution to the Company's stockholders. For income tax purposes, the Distribution will be treated as paid to stockholders on December 31, 2019 , and will be reported on 2019 tax information reporting forms, to the extent necessary for the company to distribute its 2019 REIT taxable income. The Distribution is not subject to reinvestment pursuant to the Company's distribution reinvestment plan (“DRIP”) and will be paid in cash.
Update of Estimated Per Share Net Asset Value
The Company’s current estimated per share net asset value (“NAV”) of $11.03, that was first disclosed in the Company's Current Report on Form 8-K filed on March 25, 2019, will be reduced by the amount of the per share Distribution, resulting in a new estimated per share NAV of $10.00, effective December 30, 2019.
Unlike the current estimated per share NAV of $11.03, which was based on an estimated market value of the Company’s assets, including its real estate portfolio, less the estimated market value of the Company’s liabilities as of December 31, 2018, the updated per share NAV of $10.00 will only reflect the reduction that results from the declaration of the Distribution and is not indicative of a new valuation of the Company’s assets and liabilities. Effective December 30, 2019, all shares issued and redeemed pursuant to the DRIP and redemption program, respectively, will occur at the updated per share NAV of $10.00, until such time that the Board establishes a new estimated per share NAV. The Company expects the Board to establish a new estimated per share NAV based on an estimated market value of the Company’s assets less the estimated market value of the Company’s liabilities as of December 31, 2019, during the first quarter of 2020.
For a discussion of the process, methodology, exclusions and limitations pursuant to which the current estimated per share NAV was determined by the Company's Board, please see the Company's Current Report on Form 8-K filed on March 25, 2019.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Cole Office & Industrial REIT (CCIT II), Inc. Letter to Stockholders, dated December 23, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2019	COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

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